Exhibit 99.2

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Loyal W. Wilson
Name: Loyal W. Wilson

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Michael B. Wood
Name: Michael B. Wood

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Richard M. Steeves
Name: Richard M. Steeves

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Mohsen M. Sohi
Name: Mohsen M. Sohi

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Nirav R. Shah
Name: Nirav R. Shah

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Walter M. Rosebrough, Jr.
Name: Walter M. Rosebrough, Jr.

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Sir Duncan K. Nichol
Name: Sir Duncan K. Nichol

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ David B. Lewis
Name: David B. Lewis

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Jacqueline B. Kosecoff
Name: Jacqueline B. Kosecoff

Consent of Director Nominee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Richard C. Breeden
Name: Richard C. Breeden

Consent of Director Nomee

October 22, 2018

Pursuant to Rule 438 under the Securities Act of 1933 (the “Securities Act”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of STERIS Limited (the “Company”), the undersigned hereby consents to being named and described as a person who will become a director of the Company in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, any amendment to such Registration Statement or any subsequent Registration Statement filed pursuant to Rule 462(b) under the Securities Act and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first written above.

/s/ Cynthia L. Feldmann
Name: Cynthia L. Feldmann